THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ACCEPTED FOR INVESTMENT PURPOSES ONLY AND NOT FOR DISTRIBUTION AND MAY BE TRANSFERRED OR OTHERWISE DISPOSED OF ONLY IN COMPLIANCE WITH THE SECURITIES ACT OF l933, AS AMENDED (THE "ACT"). THIS LEGEND SHALL BE ENDORSED UPON ANY CONVERTIBLE PROMISSORY NOTE ISSUED IN EXCHANGE FOR THIS CONVERTIBLE PROMISSORY NOTE.

                                 SIRICOMM, INC.

                                December 21, 2005


                                                                     $500,000.00
                           CONVERTIBLE PROMISSORY NOTE

                                Due July 1, 2006

         SIRICOMM, INC., a Delaware corporation (the "Company"), for value received, hereby promises to pay to Sunflower Capital, LLC or order (the "Holder") on the 10th day of December, 2010 (the "Maturity Date") at the offices of the Holder as identified in Article 9 below, the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and to pay simple interest on said principal sum at the rate of eight percent (8%) per annum from the date hereof through the Maturity Date. Interest on the principal balance of this Convertible Promissory Note ("Note") shall be payable on the Maturity Date.

         1. Registered Owner. The Company may consider and treat the person in whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Company shall not be affected by any notice to the contrary. Subject to the provisions hereof, the registered owner of this Note shall have the right to transfer it by assignment and the transferee thereof, upon his registration as owner of this Note, shall become vested with all the powers and rights of the transferor. Registration of any new owner shall take place upon presentation of this Note to the Company at its offices together with the Note Assignment Form attached hereto duly executed. In case of transfers by operation of law, the transferee shall notify the Company of such transfer and of his address, and shall submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the Company by the Holder on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of this Note not registered at the time of sending the communication. In the event of the assignment of a portion of the principal amount of this Note, the transferee thereof shall not have the right to elect an Optional Conversion (as hereinafter defined) unless the entire remaining principal portion of this Note is converted simultaneously therewith.

         2. Conversion.

                  2.1 Mandatory Conversion. The company is in the process of raising capital through a private offering of 4,700,000 units (the "Units"). Each Unit consists of one share of the Company's common stock ("Common Stock") and one redeemable common stock purchase warrant (the "Warrants") at a price of $1.15 per Unit. Each Warrant entitles the holder to purchase one share of Common Stock at $1.50 per share during the period commencing on the date of issuance and expiring on the fifth anniversary of such issuance. The Units are being offered through Sanders Morris Harris, Inc. as placement agent ("Placement Agent") on a best efforts basis up to 4,700,000 Units. The minimum number of Units that must be sold for that Offering to close is 2,000,000 (the "Minimum"). Upon closing of the Minimum, this Note shall be automatically converted into such number of Units calculated by dividing $1.15 into the principal and accrued interest at the date of conversion.

                  2.2 Optional Conversion. At any time after the above private offering has been terminated without closing on the Minimum, the Holder shall have the right to convert the then-outstanding principal amount of this Note, together with accrued interest thereon (an "Optional Conversion") into shares of Common Stock and Common Stock Purchase Warrants of the Company ("Conversion Securities") at a variable conversion price determined by taking the value weighted average price ("VWAP") of the Company's Common Stock for the 20 trading days prior to the date the Conversion Notice is sent by the Holder to the Company via facsimile. In addition, the Company shall issue to the Holder such number of warrants equal to the number of shares being issued upon conversion. The exercise price of such warrant shall be equal to the conversion price plus $.25. The Warrants will be exercisable for a period of five years from the date of issuance.

                  2.3 Anti-Dilution Provisions.

                           2.3.1 Adjustments for Stock Dividends; Combinations,
Etc. (a) In the event that the Company, at any time or from time to time hereafter, shall (i) declare any dividend or other distribution on its Common Stock payable in Common Stock of the Company or in securities convertible into or exchangeable for Common Stock, including without limitation rights; (ii) effect a subdivision of its outstanding Common Stock into a greater number of shares of Common Stock by reclassification, stock split or otherwise than by payment of a dividend in shares of Common Stock; (iii) affect a combination or consolidation of its outstanding Common Stock into a lesser number of shares of Common Stock by reclassification, reverse split or otherwise; (iv) issue by reclassification, exchange or substitution of its Common Stock any shares of capital stock of the Company; or (v) affect any other transaction having similar effect, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event, including the maximum number of shares of Common

Stock into which the convertible securities, including rights (provided for in clause (i) hereof) may be converted or for which the exchangeable securities (provided for in clause (i) hereof) may be exchanged. The purpose of the adjustment shall be that, in the event of a conversion at any time after the occurrence of any event described in (i) through (v) above, the Holder shall be entitled to receive the shares of Conversion Stock (or other securities) to which such Holder would have been finally entitled, after giving effect to the occurrence of such event, as if such Holder had converted this Note immediately prior to the occurrence of such event. An adjustment made pursuant to this
Section 2.3.1 shall become effective immediately after the record date in the case of a dividend or other distribution and shall become effective immediately upon the effective date in the case of a subdivision, combination, reclassification, exchange or substitution. The Corporation shall take no such action with respect to the Common Stock unless the Corporation shall simultaneously reserve out of the authorized, unissued and unreserved shares of common stock a sufficient number of shares of Common Stock to be available for full conversion of this Note at the new Conversion Price.

                           2.3.2 Adjustment for Consolidation or Merger. In case
of any consolidation or merger to which the Company is a party, other than a merger or consolidation in which the Company is the surviving or continuing corporation and which does not result in any reclassification of, or change (other than a change in par value or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination) in, outstanding Common Stock, then, as part of and as a condition to such transaction, provision shall be made so that, in the event of a conversion, the Holder of this Note, shall receive, in lieu of the securities and property receivable upon the conversion of this Note prior to consummation of the transaction, the kind and amount of shares or other securities and property receivable upon such consolidation or merger by a holder of the number of shares of Common Stock into which this Note would have been converted immediately prior to such consolidation or merger had the conversion occurred, all subject to further adjustment as provided in Section 2.3.1; in each such case, the terms of this Note shall be applicable to the securities or property receivable upon the conversion of this Note after such consummation. In any such case, appropriate adjustment shall be made in the application of this Section 2 with respect to the rights of the Holder of this Note after the transaction to the end that the provisions of this Section 2 shall be applicable after that event. The Corporation shall take no such action with respect to the Common Stock unless the Corporation shall simultaneously reserve out of the authorized, unissued and unreserved shares of such class or series into which the Common Stock has been changed a sufficient number of shares of such class or series into which the Common Stock has been changed to be available for full conversion of this Note at the new Conversion Price.

                  2.4 Reservation of Shares. The Company will at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance and delivery upon conversion of this Note, free of preemptive or rights of purchase, the number of shares of Conversion Stock issuable upon conversion of this Note at the minimum Conversion Price. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

                  2.5 Fractional Shares. The Company shall not be required to issue certificates representing fractions of shares, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the Company and the Holder that all fractional interests shall be eliminated and that all issuances of Common Stock be rounded up to the nearest whole share.

                  2.6 Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Note.

                  2.7 Certificate. When the Conversion Price is adjusted pursuant to the provisions hereof, the Company shall file with its official corporate records a certificate of its chief financial or accounting officer setting forth in detail the facts requiring such adjustment, the computation thereof and the adjusted Conversion Price, and shall mail a copy of the certificate to the Holder.

         3. Redemption. This Note may not be prepaid in whole or in part without the written consent of the Holder.

         4. Defaults. If any one or more of the following ("Events of Default") shall occur:

                  (a) the Company shall fail to perform any obligation contained herein as and when required;

                  (b) the Company shall (i) admit in writing its inability to pay its debts generally as they mature; (ii) make a general assignment for the benefit of creditors; (iii) fail or be unable to pay its debts as they mature
iv) be adjudicated a bankrupt or insolvent; (v) file a voluntary petition in bankruptcy or a petition or an answer seeking an arrangement with creditors;
(vi) take advantage of any bankruptcy, insolvency or readjustment of debt law or statute or file an answer admitting the material allegations of a petition filed against it in any proceeding under any such law; (vii) apply for or consent to the appointment of a receiver, trustee or liquidation for all or a substantial portion of its assets; (viii) have an involuntary case commenced against it under the Federal bankruptcy laws, which case is not dismissed or stayed within thirty (30) days; or (viii) fail to pay its taxes on a timely basis; ix) violate any covenant provided for in this Note, in the Registration Rights Agreement (the Registration Rights Agreement) and/or the Note Purchase Agreement (the Note Purchase and Security Agreement) between the Company and the Holder of even date herewith and such violation shall continue unremedied for a period of fifteen
(15) days following the giving of written notice thereof from the Holder;

                  (b) any of the representations of the Company contained herein or in the Registration Rights Agreement or in the Note Purchase Agreement or the Company's certification as to veterinary clinics are false and misleading in any material respect;

                  (c) any judgment is entered against the Company which is not bonded or discharged within 30 days;

                  (d) a levy of any sort is made on or against some or all of the assets of the Company.

Then this Note shall be in default and, at any time thereafter and unless such Event of Default shall have been cured or shall have been waived in writing by the Holder (which waiver shall not be deemed a waiver of any subsequent default), at the option of the Holder and in the Holder's sole discretion, the Holder may, by written notice to the Company, declare the entire unpaid principal amount of this Note then outstanding, together with accrued interest thereon, to be forthwith due and payable, whereupon the same shall become forthwith due and payable and/or exercise any and all other rights available at law or in equity.

         5. Investment Intent. The Holder, by its acceptance hereof, hereby represents and warrants that this Note is being accepted, and the Conversion Stock issuable upon the conversion of this Note will be acquired, for investment purposes only and without a view to the distribution thereof, and may be transferred only in compliance with the Act. Unless, prior to the conversion of this Note, the issuance of the Conversion Stock has been registered with the Securities and Exchange Commission pursuant to the Act, the Note Conversion Form shall be accompanied by a representation of the Holder to the Company to the effect that such securities are being acquired for investment and not with a view to the distribution thereof, and such other representations and documentation as may be reasonably required by the Company, unless in the opinion of counsel to the Company such representations or other documentation are not necessary to comply with the Act.

         6. Default Rate of Interest; Costs of Collection. In the event the Company shall default in the payment of this Note when due, then (i) effective with such date of default, the interest rate payable hereunder shall be increased to eighteen percent (18%) per annum ("Default Rule") and (ii) the Company agrees to pay, in addition to unpaid principal and interest, all the costs and expenses incurred in effecting collection hereunder or enforcing the terms of this Note and the Security Agreement, including reasonable attorneys' fees.

         7. Applicable Law. This Note is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Missouri.

         8. Representations and Warranties. The Company represents and warrants that the authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $.001 par value, of which 20,132,950 shares are outstanding and

5,000,000 shares of Preferred Stock, no par value, authorized, of which 213,417 shares of Series A Preferred Stock are outstanding. As of December 1, 2005 the Company had outstanding 7,148,573 warrants and options.

         9. Notices. Any notice required or permitted to be given pursuant to this Note shall be deemed to have been duly given when delivered by hand or sent by certified or registered mail, return receipt requested and postage prepaid, overnight mail or telecopier as follows:

         If to the Holder:

                  Sunflower Capital, LLC
                  10801 Mastin, Suite 920
                  Overland Park, KS
                  Attn:  William P. Moore
                  Facsimile No.: (___) __________

         Copy to:

                  Husch & Eppenberger, LLC
                  1200 Main, Suite 1700
                  Kansas City, MO 64105
                  Attn: Chris Kirley, Esq.
                  Facsimile: (816) 421-0596

         If to the Company:

                  SiriCOMM, Inc.
                  2900 Davis Boulevard, Suite 130
                  Joplin, MO 64804
                  Attn: Henry P. Hoffman, CEO
                  Facsimile No.: (417) 782-0475

         Copy to:

                  Sommer & Schneider LLP
                  595 Stewart Avenue, Suite 710
                  Garden City, New York 11530
                  Attn: Joel C. Schneider, Esq.
                  Facsimile No.: (516) 228-8211

or at such other address as the Holder or the Company shall designate by notice to the other given in accordance with this Section 9.

         10. Miscellaneous.

                  (a) This Note constitutes the rights and obligations of the Holder and the Company. No provision of this Note may be modified except by an instrument in writing signed by the party against whom the enforcement of any modification is sought.

                  (b) The Company shall not take any action that would impair the rights and privileges of the Holder herein or avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times act in good faith to assist in carrying out the provisions of this Note, including the Conversion rights provided in paragraph 2 herein and will take all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder of the Note.

                  (c) The waiver by the Holder of a breach of any provision of this Note shall not operate or be construed as a waiver of any subsequent breach.

                  (d) If any provision, or part thereof, of this Note shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any way affect or render invalid or unenforceable any other provisions of this Note, and this Note shall be carried out as if such invalid or unenforceable provision, or part thereof, had been reformed, and any court of competent jurisdiction is authorized to so reform such invalid or unenforceable provision, or part thereof, so that it would be valid, legal and enforceable to the fullest extent permitted by applicable law.

                  (e) In no event shall the rate of interest payable hereunder exceed the maximum rate permitted by applicable law.

                  (f) No provision of this Note shall alter or impair the absolute and unconditional obligation of the Company to pay the principal of, and interest on, this Note in accordance with the provisions hereof.

                  (g) The Company agrees that irreparable damage would occur in the event that any of the provisions of this Note were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, except with respect to the payment of the amounts due hereunder, the Holder of this Note shall be entitled to swift specific performance, injunctive relief or other equitable remedies to prevent or cure breaches of the provisions of this Note and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which the Holder may be entitled under this Note.

                  (h) If Holder is required to pursue only legal action as a result of any Event of Default herein _____________ by Company, Company shall be obligated to immediately pay Holder its reasonable attorneys fees incurred in connection with any such action, and in the event Company fails to do so, such amounts shall be added to the principal balance hereof and shall bear interest at the Default Rate.

         IN WITNESS WHEREOF, the Company has caused this Note to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

                                                       SIRICOMM, INC.



                                                       By: /s/ Henry P. Hoffman
                                                          ----------------------
                                                          Henry P. Hoffman, CEO

                                 SIRICOMM, INC.

                           CONVERTIBLE PROMISSORY NOTE

                                DUE JULY 1, 2006

                              NOTE CONVERSION FORM

         The undersigned hereby irrevocably elects to convert the within Convertible Promissory Note to the extent of $________ in principal amount thereof, together with accrued interest thereon.


If the Holder is an individual:      If the Holder is not an individual:
------------------------------       ----------------------------------


---------------------------------    -------------------------------------------
Name(s) of Holder                    Name of Holder


                                     By
---------------------------------    -------------------------------------------
Signature of Holder                  Signature of Authorized Representative


---------------------------------    -------------------------------------------
Signature, if jointly held           Name and Title of Authorized Representative


---------------------------------    -------------------------------------------
Address(es) of Holder                Address of Holder


---------------------------------    -------------------------------------------
Social Security Number of Holder     Taxpayer Identification Number of Holder


---------------------------------    -------------------------------------------
Date                                 Date

                                 SIRICOMM, INC.

                           CONVERTIBLE PROMISSORY NOTE

                                DUE JULY 1, 2006

                              NOTE ASSIGNMENT FORM

                               FOR VALUE RECEIVED

                           The undersigned _____________________________________
(please print or typewrite name of assignor) hereby sells, assigns and transfers unto ____________________________________________________________ (please print or typewrite name, address and social security or taxpayer identification number, if any, of assignee) the within Convertible Promissory Note of SiriCOMM, Inc. in the original principal amount of $_______ and hereby authorizes the Company to transfer this Note on its books.


If the Holder is an individual:      If the Holder is not an individual:
------------------------------       ----------------------------------


---------------------------------    -------------------------------------------
Name(s) of Holder                    Name of Holder

                                     By
---------------------------------    -------------------------------------------
Signature of Holder                  Signature of Authorized Representative

---------------------------------    -------------------------------------------
Signature, if jointly held           Name and Title of Authorized Representative

---------------------------------    -------------------------------------------
Date                                 Date



                            (Signature(s) guaranteed)